UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

May 23, 2022

Date of report (Date of earliest event reported)

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Agile Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36464	23-2936302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

, New Jersey
500 College Road East, Suite 310 Princeton, New Jersey (Address of principal executive offices)	08540 (Zip Code)

Registrant's telephone number, including area code (609) 683-1880 (Former name or former address, if changed since last report) ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AGRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on May 20, 2022, Dennis P. Reilly, Chief Financial Officer of Agile Therapeutics, Inc. (the “Company”), notified the Company that he will voluntarily resign from his position in order to retire, which is expected to be effective on May 31, 2022.

On May 23, 2022, the Board of Directors of the Company appointed Jason Butch, the Company’s Vice President and Chief Accounting Officer, to serve as Principal Financial Officer, in addition to his current role as Principal Accounting Officer, effective upon the effective date of Mr. Reilly’s resignation.  Mr. Butch’s compensation will remain unchanged at this time.

Mr. Butch, age 45, has served as the Company’s Vice President and Chief Accounting Officer since July 2020. Prior to joining Agile, Mr. Butch served as Corporate Controller at Teligent, Inc., a publicly traded pharmaceutical company, from April 2019 to July 2020. Prior to that, Mr. Butch served in roles of increasing responsibility at MISTRAS Group, Inc., a publicly traded engineering services company, including as Products and Systems Controller from February 2012 to October 2013, and as Corporate Controller from October 2013 to October 2018. Previously, Mr. Butch served as Audit Senior Manager at BDO USA, LLP. Mr. Butch holds both a B.B.A. and an M.B.A. from Saint Bonaventure University.

There are no arrangements or understandings between Mr. Butch and any other person pursuant to which he was selected for the positions to which he was appointed. There are no family relationships between Mr. Butch and any director or executive officer of the Company and Mr. Butch has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

As previously announced, the Company will participate in the H.C. Wainwright Global Investment Conference in Miami, Florida, which is being held on Tuesday, May 24, 2022, at 10:00 a.m. Eastern Time, and has updated the corporate presentation that it intends to use at the conference. Specifically, the Company has provided a business update and guidance on demand for Twirla and expected operating expenses in the second quarter 2022. In addition to implementing its business plan to grow demand for Twirla®, the Company is evaluating its operating expenses. The Company’s goal is to optimize its available cash by engaging in targeted, focused spending in support of growing Twirla, while also seeking reductions in its spending in other areas of its operations.

As previously disclosed in the Company’s Form 8-K filed on May 23, 2022, based on its current performance and a review of operating expenses, the Company is providing guidance indicating that it expects total cycles of Twirla® in the range of 20,000 to 22,000 in the second quarter of 2022, which represents growth of approximately 21% to 33% over the first quarter of 2022. The Company also projects operating expenses for the second quarter of 2022 in the range of $12.5 million to $13.5 million, which represents a 15% to 21% reduction in operating expenses over the first quarter of 2022.

The reduction of expenses in the second quarter is expected to be driven by the elimination of cash bonuses for the Company’s officers and members of senior management, which was previously disclosed on May 12, 2022, and reductions in general and administrative spending. Additionally, the first quarter 2022 operating expenses included the purchase of samples which are expected to be utilized through-out 2022, and the Company does not plan to purchase additional samples in the second quarter of 2022. The Company continues to evaluate its operating structure and the second quarter 2022 reductions are intended to be part of a longer-term strategy to reduce the Company’s operating expenses on a continuing basis. The Company has focused its reduced spending in the areas of general and administrative support, research and development activities, timing of its direct-to-consumer activities, and non-essential operational activities.

The Company may use this updated corporate presentation in meetings with investors from time to time as well. In addition to the above-referenced disclosure regarding the Company’s product demand and operating expenses, the updates primarily involve the Company’s marketing and commercialization plans for Twirla®.

A copy of the Company’s updated corporate presentation is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain information contained in this Report may include “forward-looking statements.” Our use of terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes may identify these forward-looking statements.

In particular, statements regarding our planned management changes, strategy and business plans, including with respect to Twirla, projected product sales, cost reduction measures and operating expenses are examples of such forward-looking statements. Such forward-looking statements are subject to important risks and uncertainties, including, but not limited to, risks related to our ability to maintain regulatory approval of Twirla and the labeling under any approval we obtain, the ability of Corium to produce commercial supply in quantities and quality sufficient to satisfy market demand for Twirla, our ability to successfully enhance the commercialization and increase the uptake for Twirla, the size and growth of the markets for Twirla and our ability to serve those markets, regulatory and legislative developments in the United States and foreign countries, our ability to obtain and maintain intellectual property protection for Twirla and our product candidates, the effects of the ongoing COVID-19 pandemic on our commercialization efforts, clinical trials, supply chain, operations and the operations of third parties we rely on for services such as manufacturing, marketing support and sales support, as well as on our potential customer base, our ability to maintain compliance with the listing requirements of the Nasdaq Capital Market, and other factors, including general economic conditions and regulatory developments, not within the Company’s control.

These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements. These forward-looking statements are made only as of the date of this Report and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. For additional information about the risks and uncertainties that may affect our business please see the factors discussed in “Risk Factors” in the Company’s periodic reports filed with the SEC.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Investor Presentation dated May 23, 2022
104	Cover Page Interactive Data File (Embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agile Therapeutics, Inc.

Dated: May 24, 2022	By:	/s/ Alfred Altomari
	Name:	Alfred Altomari
	Title:	Chairman and Chief Executive Officer